Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary Corsi, Principal Financial Officer of Sun Life Insurance and Annuity Company of New York (the åCompanyæ), hereby certify, to the best of my knowledge, that the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the åReportæ), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Gary Corsi
Gary Corsi
Vice President and Chief Financial Officer
August 11, 2006

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.